BLACKROCK ETF TRUST

BlackRock Large Cap Value ETF

(the “Fund”)

Supplement dated October 27, 2023, to the Statement of Additional Information of the Fund dated May 15, 2023 (“SAI”), as supplemented to date

Effective October 27, 2023, the number of shares in a Creation Unit is being reduced to 10,000 shares per unit.

Accordingly, effective October 27, 2023, the following changes are made to the SAI of the Fund:

The last sentence of the third paragraph of the section entitled “General Description of the Trust and the Funds” is deleted in its entirety and replaced with the following:

Creation Units typically are a specified number of shares, generally 10,000 or multiples thereof.

The last sentence of the first paragraph of the section entitled “Creation and Redemption of Creation Units — General” is deleted in its entirety and replaced with the following:

The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the approximate value of such Creation Unit as of October 27, 2023:

Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
10,000	$250,000

Shareholders should retain this Supplement for future reference.

SAI-LCV-ETF-1023SUP